SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
Check the appropriate box:

[ ] Preliminary Information Statement         [ ] Confidential, for use of the
[x] Definitive Information Statement               Commission only


                             GS Carbon Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Price  per  unit or  other  underlying  value of  transaction  pursuant  to
     Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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4)   Date Filed:

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









                              GS Carbon Corporation
                           One Penn Plaza, Suite 1612
                            New York, New York 10119


                              INFORMATION STATEMENT



To the Holders of the Voting Stock:


     The purpose of this Information Statement is to notify you that the holders of shares representing a majority of the voting stock of GS Carbon Corporation have given their written consent to a resolution adopted by the Board of Directors of GS Carbon to amend the certificate of incorporation so as to change the name of the company to "Seaway Valley Capital Corporation." We anticipate that this Information Statement will be mailed on July 26, 2007 to shareholders of record. On or after August 16, 2007, the amendment of the certificate of incorporation will be filed with the Delaware Secretary of State and become effective.

     The Delaware General Corporation Law permits holders of a majority of the voting power to take shareholder action by written consent. Accordingly, GS Carbon will not hold a meeting of its shareholders to consider or vote upon the amendment of its certificate of incorporation.



                       WE ARE NOT ASKING YOU FOR A PROXY.
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.



July 26, 2007                             Thomas Scozzafava
                                          Chairman and Chief Executive Officer

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     We determined the shareholders of record for purposes of this shareholder action at the close of business on June 29, 2007 (the "Record Date"). On the Record Date, the authorized voting stock consisted of 100,000 Series A Preferred Stock, $.0001 par value, 100,000 Series B Preferred Stock, $.0001 par value, and 2,500,000,000 shares of Common Stock, $.0001 par value. On the Record Date, there were issued and outstanding 78,250 shares of Series B Preferred Stock, each of which is entitled to 21,550 votes (i.e. a total of 1,686,308,252 votes), and 421,577,063 shares of Common Stock, each of which is entitled to one vote.

     The following table sets forth the number of shares of voting stock beneficially owned by each person who, as of the Record Date, owned beneficially more than 5% of any class of GS Carbon's voting stock, as well as the ownership of such shares by each member of GS Carbon's Board of Directors and the shares beneficially owned by its officers and directors as a group.

                                       Amount and Nature of Beneficial Ownership

Name and Address                                  Percentage      Series B       Percentage     Percentage of
of Beneficial Owner(1)             Common            of Class     Preferred       of Class       Voting Power
-------------------              ---------        -----------     ---------      -----------     ------------
Kevin Kreisler                  322,234,884          76.4%          78,250          100%            95.3%
One Penn Plaza, Suite 1612
New York, NY 10119
------------------------------------

(1) All of the Series B Preferred Stock and 320,534,884 shares of the common stock owned beneficially by Mr. Kreisler were owned of record by GreenShift Corporation, of which Mr. Kreisler is an officer and director.

     Subsequent to the Record Date, GreenShift Corporation transferred all of its interest in GS Carbon to Seaway Capital, Inc. The controlling shareholder of Seaway Capital, Inc. is Thomas Scozzafava, who has replaced Kevin Kreisler as Chief Executive Officer of GS Carbon.

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                      TO CHANGE THE NAME OF THE CORPORATION

     The Board of Directors of GS Carbon has adopted a resolution to change the name of the Corporation from GS Carbon Corporation to "Seaway Valley Capital Corporation." The holders of shares representing a majority of the voting power of GS Carbon's outstanding voting stock have given their written consent to the resolution. Under Delaware corporation law, the consent of the holders of a majority of the voting power is effective as shareholders' approval. We will file the Amendment with the Delaware Secretary of State stating that it will become effective at close of business on or after August 6, 2007 (the "Effective Date").

     Until recently, GreenShift Corporation was the majority shareholders in GS Carbon Corporation. GS Carbon Corporation was so named because its business was being integrated with the overall operations of GreenShift Corporation and its subsidiaries, most of which have names beginning with "GS." At the end of June 2007 GreenShift transferred its interest in GS Carbon to Seaway Capital, Inc. In connection with that transfer, the parties agreed that the name of the corporation would be changed so as to remove the "GS" identifier, since the business of GS Carbon will no longer be integrated with GreenShift's business operations. The Amendment to the Certificate of Incorporation is being filed in order to implement that agreement.

     Certificates for the Corporation's common stock that recite the name "GS Carbon Corporation" will continue to represent shares in the Corporation after the Effective Date. If, however, a shareholder wishes to exchange his certificate for a certificate reciting the name "Seaway Valley Capital Corporation" after the Effective Date, he may do so by surrendering his certificate to the Corporation's Transfer Agent with a request for a replacement certificate and the appropriate stock transfer fee. GS Carbon's Transfer Agent is:

                          Atlas Stock Transfer Company
                        5899 South State Street, Suite 24
                                Murray, UT 84107
                             Telephone: 801-266-7151

                              No Dissenters Rights

     Under Delaware law, shareholders are not entitled to dissenters' rights with respect to the transaction described in this Information Statement.

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